UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2017

 Marathon Oil Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5555 San Felipe Street
Houston, Texas 77056-2723
(Address of principal executive office) (Zip Code)
(713) 629-6600
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 24, 2017, Marathon Oil Corporation (the “Company”) completed the public offering of $1,000,000,000 aggregate principal amount of its 4.400% Senior Notes due 2027 (the “Notes”) under its registration statement on Form S-3 (No. 333-215733). The Notes were issued under an Indenture dated February 26, 2002 between the Company and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to the Company’s senior debt securities (the “Indenture”). The Notes are unsecured, unsubordinated obligations of the Company and rank equally with all of its existing and future unsecured, unsubordinated indebtedness. The terms of the Notes (the "Terms of the Notes") were set forth in an officers’ certificate, dated July 24, 2017, delivered pursuant to the Indenture.

The Company will pay interest on the Notes on January 15 and July 15 of each year, beginning on January 15, 2018. The Notes will mature on July 15, 2027. The Company may redeem some or all of the Notes at any time at the redemption prices set forth in the Terms of the Notes.

Other material terms of the Notes are described in the prospectus supplement, dated July 13, 2017, as filed with the Securities and Exchange Commission on July 17, 2017. The foregoing summaries of the Terms of the Notes and the form of the Notes are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Terms of the Notes and the form of the Notes included therein, which are filed as Exhibit 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

An affiliate of one of the underwriters, BNY Mellon Capital Markets, LLC, is the Trustee for the Notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

4.1
Indenture dated February 26, 2002 between Marathon Oil Corporation and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil Corporation (incorporated by reference to Exhibit 4.2 to Marathon Oil Corporation’s Annual Report on Form 10-K filed February 28, 2014)

4.2	Terms of the 4.400% Senior Notes due 2027
4.3	Form of Notes (included in Exhibit 4.2)
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Dated: July 24, 2017	By:	/s/ Gary E. Wilson
		Name:	Gary E. Wilson
		Title:	Vice President, Controller and Chief Accounting Officer

Exhibit Index

4.1
Indenture dated February 26, 2002 between Marathon Oil Corporation and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil Corporation (incorporated by reference to Exhibit 4.2 to Marathon Oil Corporation’s Annual Report on Form 10-K filed February 28, 2014)

4.2	Terms of the 4.400% Senior Notes due 2027
4.3	Form of Notes (included in Exhibit 4.2)
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)